INVENTORY	12 Months Ended
Dec. 31, 2024
INVENTORY
INVENTORY

8.    INVENTORY

The Company’s inventory includes the following:

	December 31,	December 31,
	2024	2023
Materials, supplies, and packaging	$8,085	$7,505
Work in process	77,764	69,632
Finished goods	26,709	28,956
Total inventory	$112,558	$106,093

The amount of inventory included in cost of goods sold during the years ended December 31, 2024 and 2023, was $246,303 and $218,587, respectively. The Company reviews inventory on hand for estimated obsolescence or unmarketable items, as compared to future demand requirements and the shelf life of the various products. Based on the review, the Company records inventory write-downs, when necessary, when costs exceed expected net realizable value. Such write-downs were de minimis for the year ended December 31, 2024 and 2023.